Exhibit 99.2



Synovus                                                                 4 of 11

  INCOME STATEMENT                                      Six Months Ended
  (In thousands, except per share data)                     June 30,
                                                      -------------------------------------------------------
                                                              2004               2003          Change
                                                      -------------------------------------------------------
  Interest Income (Taxable Equivalent)               $           550,504            534,222         3.0 %
  Interest Expense                                               133,747            157,979       (15.3)
                                                        ----------------        -------------  -------------
  Net Interest Income (Taxable Equivalent)                       416,757            376,243        10.8
  Tax Equivalent Adjustment                                        3,547              3,723        (4.7)
                                                        ----------------        -------------  -------------
  Net Interest Income                                            413,210            372,520        10.9
  Provision for Loan Losses                                       33,272             36,869        (9.8)
                                                        ----------------        -------------  -------------
  Net Interest Income After Provision                            379,938            335,651        13.2
                                                        ----------------        -------------  -------------
  Non-Interest Income:
  Electronic Payment Processing Services                         377,538            342,326        10.3
  Other Transaction Processing Services Revenue                   78,694             50,808        54.9
  Service Charges on Deposits                                     59,620             51,167        16.5
  Fees For Trust Services                                         15,998             14,736         8.6
  Brokerage Revenue                                               11,375              9,770        16.4
  Mortgage Banking Income                                         12,666             33,970       (62.7)
  Credit Card Fees                                                13,549             12,007        12.8
  Securities Gains (Losses)                                          (65)               581          nm
  Other Fee Income                                                14,122             11,296        25.0
  Other Non-Interest Income                                       48,695             26,781        81.8
                                                        ----------------        -------------  -------------
  Non-Interest Income before Reimbursable Items                  632,192            553,442        14.2
      Reimbursable Items                                         116,190            113,112         2.7
                                                        ----------------        -------------  -------------
  Total Non-Interest Income                                      748,382            666,554        12.3
                                                        ----------------        -------------  -------------
  Non-Interest Expense:
     Personnel Expense                                           361,586            333,566         8.4
     Occupancy & Equipment Expense                               164,577            138,583        18.8
     Other Non-Interest Expense                                  142,222            111,404        27.7
                                                        ----------------        -------------  -------------
  Non-Interest Expense before Reimbursable Items                 668,385            583,553        14.5
      Reimbursable Items                                         116,190            113,112         2.7
                                                        ----------------        -------------  -------------
  Total Non-Interest Expense                                     784,575            696,665        12.6
                                                        ----------------        -------------  -------------
  Minority Interest in Consolidated Subsidiaries                  13,101             12,673         3.4
  Income Before Taxes                                            330,644            292,867        12.9
  Income Tax Expense                                             121,341            106,581        13.8
                                                        ----------------        -------------  -------------
  Net Income                                         $           209,303            186,286        12.4
                                                        ================        =============  =============

  Basic Earnings Per Share                                          0.69               0.62        11.4
  Diluted Earnings Per Share                                        0.68               0.61        11.8
  Dividends Declared Per Share                                      0.35               0.33         5.0

  Return on Assets                                                  1.89 %             1.89           - bp
  Return on Equity                                                 17.80              17.54         26
  Average Shares Outstanding - Basic                             304,912            302,423         0.8 %
  Average Shares Outstanding - Diluted                           307,835            306,529         0.4

  bp - change is measured as difference in basis points.
  nm - not meaningful

 Synovus                                                                 5 of 11

  INCOME STATEMENT
  (In thousands, except per share data)                2004                        2003                                  2nd Quarter
                                                     ------------------------------------------------------------------------------
                                                       Second        First          Fourth       Third          Second   '04 vs. '03
                                                      Quarter       Quarter        Quarter      Quarter        Quarter       Change
                                                     ------------------------------------------------------------------------------
  Interest Income (Taxable Equivalent)              $   279,013      271,491        266,581      268,079        272,595       2.4 %
  Interest Expense                                       66,804       66,944         67,314       73,135         79,805     (16.3)
                                                    -----------    ---------     ----------     --------       --------   ----------
  Net Interest Income (Taxable Equivalent)              212,209      204,547        199,267      194,944        192,790      10.1
  Tax Equivalent Adjustment                               1,747        1,800          1,836        1,831          1,853      (5.7)
                                                    -----------    ---------     ----------     --------       --------   ----------
  Net Interest Income                                   210,462      202,747        197,431      193,113        190,937      10.2
  Provision for Loan Losses                              17,548       15,724         19,800       15,108         16,565       5.9
                                                    -----------    ---------     ----------     --------       --------   ----------
  Net Interest Income After Provision                   192,914      187,023        177,631      178,005        174,372      10.6
                                                    -----------    ---------     ----------     --------       --------   ----------
  Non-Interest Income:
      Electronic Payment Processing Services            192,738      184,800        182,806      177,580        175,698       9.7
      Other Transaction Processing Services Revenue      39,696       38,998         37,060       30,927         25,755      54.1
      Service Charges on Deposits                        31,188       28,432         29,527       26,710         26,484      17.8
      Fees For Trust Services                             7,907        8,091          8,084        7,189          8,084      (2.2)
      Brokerage Revenue                                   5,616        5,759          5,353        5,338          4,833      16.2
      Mortgage Banking Income                             5,772        6,894          6,642       18,021         18,282     (68.4)
      Credit Card Fees                                    7,509        6,040          6,927        7,110          6,297      19.2
      Securities Gains (Losses)                             -            (65)         1,155          755            521        nm
      Other Fee Income                                    7,202        6,920          6,347        6,039          5,571      29.3
      Other Non-Interest Income                          17,919       30,776         15,376       11,776         15,136      18.4
                                                    -----------    ---------     ----------     --------       --------   ----------

  Non-Interest Income before Reimbursable Items         315,547      316,645        299,277      291,445        286,661      10.1
      Reimbursable Items                                 55,745       60,445         56,313       55,740         54,638       2.0
                                                    -----------    ---------     ----------     --------       --------   ----------
  Total Non-Interest Income                             371,292      377,090        355,590      347,185        341,299       8.8
                                                    -----------    ---------     ----------     --------       --------   ----------
  Non-Interest Expense:
     Personnel Expense                                  174,955      186,631        167,157      171,525        174,925       0.0
     Occupancy & Equipment Expense                       86,187       78,390         72,816       70,289         69,046      24.8
     Other Non-Interest Expense                          74,365       67,857         68,504       63,134         58,065      28.1
                                                    -----------    ---------     ----------     --------       --------   ----------
  Non-Interest Expense before Reimbursable Items        335,507      332,878        308,477      304,948        302,036      11.1
      Reimbursable Items                                 55,745       60,445         56,313       55,740         54,638       2.0
                                                    -----------    ---------     ----------     --------       --------   ----------
  Total Non-Interest Expense                            391,252      393,323        364,790      360,688        356,674       9.7
                                                    -----------    ---------     ----------     --------       --------   ----------
  Minority Interest in Consolidated Subsidiaries          6,852        6,249          7,519        6,780          6,529       5.0
  Income Before Taxes                                   166,102      164,541        160,912      157,722        152,468       8.9
  Income Tax Expense                                     60,961       60,379         58,273       57,722         56,101       8.7
                                                    -----------    ---------     ----------     --------       --------   ----------
  Net Income                                        $   105,141      104,162        102,639      100,000         96,367       9.1
                                                    ===========    =========     ==========     ========       ========   ==========

  Basic Earnings Per Share                                 0.34         0.34           0.34         0.33           0.32       7.9
  Diluted Earnings Per Share                               0.34         0.34           0.34         0.33           0.32       7.7
  Dividends Declared Per Share                             0.17         0.17           0.17         0.17           0.17       5.0

  Return on Assets                                         1.86 %       1.91 %         1.94 %       1.91           1.88        (2)bp
  Return on Equity                                        17.60        18.00          18.37        18.32          17.81       (21)
  Average Shares Outstanding - Basic                    306,180      303,644        301,842      301,366        302,776       1.1 %
  Average Shares Outstanding - Diluted                  308,857      306,812        306,160      304,514        305,015       1.3

  bp - change is measured as difference in basis points.
  nm - not meaningful

Synovus                                                                 6 of 11
 Financial Services Segment

  INCOME STATEMENT                                                      Six Months Ended
  (In thousands)                                                            June 30,
                                                          ------------------------------------------------
                                                                2004               2003          Change
                                                          ------------------------------------------------
  Interest Income (Taxable Equivalent)                    $      550,496            534,222         3.0 %
  Interest Expense                                               134,054            158,550       (15.5)
                                                          --------------       ------------    ------------
  Net Interest Income (Taxable Equivalent)                       416,442            375,672        10.9
  Tax Equivalent Adjustment                                        3,540              3,712        (4.6)
                                                          --------------       ------------    ------------
  Net Interest Income                                            412,902            371,960        11.0
  Provision for Loan Losses                                       33,272             36,869        (9.8)
                                                          --------------       ------------    ------------
  Net Interest Income After Provision                            379,630            335,091        13.3
                                                          --------------       ------------    ------------
  Non-Interest Income:
      Service Charges on Deposits                                 59,620             51,167        16.5
      Fees For Trust Services                                     16,329             15,015         8.8
      Brokerage Revenue                                           11,375              9,770        16.4
      Mortgage Banking Income                                     12,666             33,970       (62.7)
      Credit Card Fees                                            13,549             12,007        12.8
      Securities Gains (Losses)                                      (65)               581         nm
      Other Fee Income                                            14,122             11,296        25.0
      Other Non-Interest Income                                   42,225             20,111       110.0
                                                          --------------       ------------    ------------
  Total Non-Interest Income                                      169,821            153,917        10.3
                                                          --------------       ------------    ------------
  Non-Interest Expense:
     Personnel Expense                                           188,282            170,979        10.1
     Occupancy & Equipment Expense                                39,695             36,556         8.6
     Other Non-Interest Expense                                   81,565             75,856         7.5
                                                          --------------       ------------    ------------
  Total Non-Interest Expense                                     309,542            283,391         9.2
                                                          --------------       ------------    ------------
  Income Before Taxes                                            239,909            205,617        16.7
  Income Tax Expense                                              86,112             72,959        18.0
                                                          --------------       ------------    ------------
  Net Income                                              $      153,797            132,658        15.9
                                                          ==============       ============    ============

  Return on Assets                                                  1.45 %             1.39           6 bp
  Return on Equity                                                 17.71              16.38         133

  bp - change is measured as difference in basis points.
  nm - not meaningful

Synovus                                                                 7 of 11
 Financial Services Segment

  INCOME STATEMENT
  (In thousands)                                          2004                             2003                         2nd Quarter
                                               ---------------------------------------------------------------------  -------------
                                                  Second       First          Fourth         Third          Second      '04 vs. '03
                                                 Quarter      Quarter        Quarter        Quarter        Quarter          Change
                                               ---------------------------------------------------------------------  -------------
  Interest Income (Taxable Equivalent)         $   279,010     271,486        266,577        268,093        272,598          2.4 %
  Interest Expense                                  66,964      67,090         67,340         73,175         80,050        (16.3)
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Net Interest Income (Taxable Equivalent)         212,046     204,396        199,237        194,918        192,548         10.1
  Tax Equivalent Adjustment                          1,744       1,796          1,831          1,826          1,846         (5.5)
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Net Interest Income                              210,302     202,600        197,406        193,092        190,702         10.3
  Provision for Loan Losses                         17,548      15,724         19,800         15,108         16,565          5.9
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Net Interest Income After Provision              192,754     186,876        177,606        177,984        174,137         10.7
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Non-Interest Income:
      Service Charges on Deposits                   31,188      28,432         29,527         26,710         26,484         17.8
      Fees For Trust Services                        8,097       8,232          8,219          7,322          8,144         (0.6)
      Brokerage Revenue                              5,616       5,759          5,353          5,338          4,833         16.2
      Mortgage Banking Income                        5,772       6,894          6,642         18,021         18,282        (68.4)
      Credit Card Fees                               7,509       6,040          6,927          7,110          6,297         19.2
      Securities Gains (Losses)                                    (65)         1,155            755            521           nm
      Other Fee Income                               7,202       6,920          6,347          6,039          5,571         29.3
      Other Non-Interest Income                     13,987      28,238         11,875          9,766          9,757         43.4
                                               -----------   ---------  -------------  -------------  --------------  -------------

  Total Non-Interest Income                         79,371      90,450         76,045         81,061         79,889         (0.6)
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Non-Interest Expense:
     Personnel Expense                              91,283      96,999         80,346         88,894         89,883          1.6
     Occupancy & Equipment Expense                  20,004      19,691         20,041         19,244         18,640          7.3
     Other Non-Interest Expense                     42,310      39,254         44,065         39,426         39,064          8.3
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Total Non-Interest Expense                       153,597     155,944        144,452        147,564        147,587          4.1
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Income Before Taxes                              118,528     121,382        109,199        111,481        106,439         11.4
  Income Tax Expense                                42,486      43,625         38,536         40,214         37,993         11.8
                                               -----------   ---------  -------------  -------------  --------------  -------------
  Net Income                                   $    76,042      77,757         70,663         71,267         68,446         11.1
                                               ===========   =========  =============  =============  ==============  =============

  Return on Assets                                    1.41 %      1.49 %         1.39 %         1.42           1.39            2 bp
  Return on Equity                                   17.26       18.18          17.07          17.44          16.61           65


  bp - change is measured as difference in basis points.
  nm - not meaningful

  Synovus                                                               8 of 11

                                                                   -------------     ------------------      --------------
    BALANCE SHEET                                                  June 30, 2004      December 31, 2003      June 30, 2003
                                                                   -------------     ------------------      --------------

    (In thousands, except share data)

    ASSETS
    Cash and due from banks                                        $       756,534              696,030              804,899
    Interest earning deposits with banks                                     4,134                4,423                4,429
    Federal funds sold and securities purchased
    under resale agreements                                                182,414              172,922              139,543
    Mortgage loans held for sale                                           160,507              133,306              362,799
    Investment securities available for sale                             2,604,799            2,529,257            2,327,296
    Loans, net of unearned income                                       18,075,007           16,464,914           15,831,548
    Allowance for loan losses                                             (248,585)            (226,059)            (220,978)
                                                                   ----------------     ----------------      ---------------
    Loans, net                                                          17,826,422           16,238,855           15,610,570
                                                                   ----------------     ----------------      ---------------

    Premises and equipment, net                                            861,815              791,439              763,955
    Contract acquisition costs and computer software, net                  357,724              383,562              334,405
    Goodwill, net                                                          381,057              248,868              247,371
    Other intangible assets, net                                            38,409               33,970               33,466
    Other assets <f1>                                                      386,401              399,997              435,654
                                                                   ----------------     ----------------      ---------------
    Total assets                                                   $    23,560,216           21,632,629           21,064,487
                                                                   ================     ================      ===============

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Liabilities:
    Deposits:
    Non-interest bearing                                           $     3,148,562            2,833,567            2,735,416
    Interest bearing                                                    14,342,194           13,108,042           12,889,141
                                                                   ----------------     ----------------      ---------------

    Total deposits                                                      17,490,756           15,941,609           15,624,557
    Federal funds purchased and securities sold
    under repurchase agreements                                          1,325,692            1,354,887              962,320
    Long-term debt                                                       1,732,490            1,575,777            1,777,139
    Billings in excess of costs and profits on uncompleted contr             1,407               17,573               28,473
    Other liabilities                                                      370,509              355,906              389,441
                                                                   ----------------     ----------------      ---------------
    Total liabilities                                                   20,920,854           19,245,752           18,781,930
                                                                   ----------------     ----------------      ---------------
    Minority interest in consolidated subsidiaries                         153,265              141,838              125,873
    Company-obligated mandatory redeemable capital securities
     of subsidiary trusts                                                        -                    -               16,750

    Shareholders' equity:
    Common stock, par value $1.00 a share <f2>                             314,638              307,748              306,312
    Surplus                                                                612,343              442,931              413,783
    Treasury stock <f3>                                                   (113,986)            (113,940)            (102,083)
    Unearned compensation                                                     (186)                (266)                (364)
    Accumulated other comprehensive income (loss)                           (8,704)              29,509               46,195
    Retained earnings                                                    1,681,992            1,579,057            1,476,091
                                                                   ----------------     ----------------      ---------------
    Total shareholders' equity                                           2,486,097            2,245,039            2,139,934
                                                                   ----------------     ----------------      ---------------
    Total liabilities and shareholders' equity                     $    23,560,216           21,632,629           21,064,487
                                                                   ================     ================      ===============


<f1> On June 1,  2004  Synovus  completed  the  acquisition  of Trust  One Bank.
     Included in other assets at June 30, 2004 is the excess of the purchase price over the recorded net assets of this entity at the date of acquisition. Such amount is approximately $76.6 million. Synovus has not yet completed the allocation of the purchase price of this entity to the respective assets acquired and liabilities assumed. It is expected that such purchase price allocation will be completed in the third quarter and result in the majority of the excess purchase price being recorded as goodwill. For regulatory capital purposes, the entire excess over purchase price is assumed to be goodwill.
(2)  Common shares  outstanding:  308,976,481;  302,090,128;  and 301,148,745 at
     June 30, 2004, December 31, 2003, and June 30, 2003, respectively.
(3)  Treasury  shares:  5,661,623  at June 30,  2004,  5,658,005 at December 31,
     2003, and 5,162,964 at June 30, 2003.

 Synovus                                                                9 of 11

 AVERAGE BALANCES AND YIELDS/RATES
 (Dollars in thousands)

                                                              2004                                     2003
                                             ---------------------------------------------------------------------------------------
                                                     Second              First           Fourth          Third           Second
                                                    Quarter             Quarter         Quarter         Quarter         Quarter
                                             ---------------------------------------------------------------------------------------
 Interest Earning Assets
----------------------------------------
 Taxable Investment Securities               $       2,355,328           2,319,280       2,200,668       2,067,538       2,042,255
     Yield                                                3.71 %              3.86            3.74            3.73            4.15

 Tax-Exempt Investment Securities            $         230,885             229,905         233,425         233,198         239,136
     Yield                                                7.14 %              7.14            7.11            7.13            7.11

 Commercial Loans                            $      14,567,795          13,991,230      13,346,751      13,081,909      12,934,397
     Yield                                                5.66 %              5.67            5.73            5.84            6.03

 Consumer Loans                              $         967,450           1,003,595       1,037,283       1,068,485       1,102,649
     Yield                                                8.00 %              8.03            8.08            8.29            8.43

 Mortgage Loans                              $         856,688             823,625         819,412         810,525         809,684
     Yield                                                5.92 %              6.01            6.10            6.21            6.39

 Credit Card Loans                           $         245,534             241,415         239,433         229,271         228,463
     Yield                                                8.53 %              9.28            8.69            9.04            9.17

 Home Equity Loans                           $         790,238             719,915         674,264         619,826         586,162
     Yield                                                4.45 %              4.50            4.52            4.58            4.76

 Allowance for Loan Losses                   $        (241,082)           (231,822)       (225,021)       (224,360)       (221,595)
                                             ---------------------------------------------------------------------------------------

 Loans, Net                                  $      17,186,623          16,547,958      15,892,122      15,585,656      15,439,760
     Yield                                                5.87 %              5.91            5.98            6.10            6.30

 Mortgage Loans Held for Sale                $         148,471             105,557         136,133         343,069         308,262
     Yield                                                5.27 %              5.33            5.43            5.04            5.19

 Federal Funds Sold                          $         158,373             171,284         113,728         109,652         126,033
     Yield                                                1.04 %              1.10            1.14            1.31            1.40

 Time Deposits with Banks                    $           4,137               4,372           4,426           4,500           4,492
     Yield                                                0.45 %              0.46            0.46            0.47            0.62
------------------------------------------------------------------------------------------------------------------------------------
 Total Interest Earning Assets               $      20,083,817          19,378,354      18,580,502      18,343,613      18,159,938
     Yield                                                5.58 %              5.63            5.70            5.80            6.02
------------------------------------------------------------------------------------------------------------------------------------

 Interest Bearing Liabilities
----------------------------------------
 Time Deposits Over $100,000                 $       3,789,423           3,628,357       3,446,050       3,471,693       3,553,764
     Rate                                                 2.21 %              2.29            2.46            2.67            2.82

 Time Deposits Under $100,000                $       2,225,224           2,266,593       2,311,870       2,407,719       2,481,680
     Rate                                                 2.21 %              2.28            2.35            2.51            2.70

 Other Interest Bearing Deposits             $       7,624,880           7,323,415       7,112,385       6,873,110       6,679,868
     Rate                                                 0.80 %              0.80            0.79            0.80            0.99

 Federal Funds Purchased and Other
 Short-Term Borrowings                       $       1,513,306           1,495,333       1,176,709       1,020,042         987,860
     Rate                                                 1.00 %              0.98            0.95            0.97            1.13

 Long-Term Debt                              $       1,667,441           1,635,648       1,576,346       1,698,311       1,770,532
     Rate                                                 3.53 %              3.71            3.79            4.17            4.23

------------------------------------------------------------------------------------------------------------------------------------
 Total Interest Bearing Liabilities          $      16,820,274          16,349,345      15,623,360      15,470,875      15,473,704
     Rate                                                 1.59 %              1.64            1.71            1.87            2.06
------------------------------------------------------------------------------------------------------------------------------------

 Non-Interest Bearing Demand Deposits        $       3,006,493           2,769,367       2,715,015       2,669,500       2,435,395
 Shareholders' Equity                        $       2,402,271           2,327,319       2,216,818       2,165,657       2,170,881
 Total Assets                                $      22,705,467          21,913,168      21,028,492      20,760,836      20,513,161
------------------------------------------------------------------------------------------------------------------------------------
 Spread                                                   3.99 %              3.99            3.99            3.93            3.95
 Net Interest Margin                                      4.24 %              4.24            4.26            4.22            4.25
------------------------------------------------------------------------------------------------------------------------------------

                                                           10 of 11

    LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
    (Dollars in thousands)


                                                                                  June 30, 2004
                                             ---------------------------------------------------------------------------------
                                                                   Loans as a %              Total        Nonperforming Loans
                                                                  of Total Loans         Nonperforming      as a % of Total
                Loan Type                      Total Loans          Outstanding              Loans        Nonperforming Loans
----------------------------------------     ---------------------------------------------------------------------------------
    Commercial Real Estate
       Multi-Family                           $       571,693                  3.2 %    $         1,248                  1.8 %
       Hotels                                         810,839                  4.5                7,871                 11.7
       Office Buildings                               713,577                  3.9                    7                    -
       Shopping Centers                               548,173                  3.0                1,849                  2.7
       Commercial Development                         527,712                  2.9                  -                      -
                                             ------------------- ------------------    ----------------   -------------------
    Total Investment Properties                     3,171,994                 17.5               10,975                 16.3

       1-4 Family Construction                        972,974                  5.4                  624                  0.9
       1-4 Family Perm / Mini-Perm                    756,963                  4.2                3,201                  4.7
       Residential Development                        895,535                  5.0                    1                    -
                                             ------------------- ------------------    ----------------   -------------------
    Total 1-4 Family Properties                     2,625,472                 14.5                3,826                  5.7

    Land Acquisition                                  867,539                  4.8                   85                  0.1
                                             ------------------- ------------------    ----------------   -------------------
    Total Investment-Related Real Estate            6,665,005                 36.9               14,886                 22.1

    Owner-Occupied                                  2,069,066                 11.4                7,196                 10.7
    Other Property                                  1,564,211                  8.7                2,200                  3.3
                                             ------------------- ------------------    ----------------   -------------------
    Total Commercial Real Estate                   10,298,282                 57.0               24,282                 36.0

    Commercial & Industrial                         4,826,581                 26.7               37,774                 56.0

    Consumer                                        2,986,648                 16.5                5,432                  8.0

    Unearned Income                                   (36,504)                (0.2)                   -                    -
                                             ------------------- ------------------    ----------------   -------------------
             Total                            $    18,075,007                100.0 %    $        67,488                100.0 %
                                             =================== ==================    ================   ===================

 Synovus                                                                11 of 11

  CREDIT QUALITY DATA
  (Dollars in thousands)                                   2004                    2002              2003               2nd Quarter
                                                ------------------------------------------------------------------  ----------------

                                                   Second           First         Fourth       Third     Second         '04 vs. '03
                                                   Quarter         Quarter        Quarter     Quarter    Quarter          Change
                                                ------------------------------------------------------------------  ----------------
  Nonperforming Loans                           $    67,489          70,007         67,442      93,633     86,440         (21.9) %
  Other Real Estate                                  26,972          26,061         28,422      22,842     29,709          (9.2)
  Nonperforming Assets                               94,461          96,068         95,864     116,475    116,149         (18.7)
  Allowance for Loan Losses                         248,585         236,056        226,059     223,461    220,978          12.5

  Net Charge-Offs  -  Quarter                         9,589           6,773         17,202      12,626     12,577         (23.5)
  Net Charge-Offs  -  YTD                            16,362           6,773         56,093      38,891     26,266         (37.7)
  Net Charge-Offs / Average Loans  -  Quarter          0.22            0.16           0.43        0.32       0.32
  Net Charge-Offs / Average Loans  -  YTD              0.19            0.16           0.36        0.34       0.34

  Nonperforming Loans / Loans & ORE                    0.37            0.41           0.41        0.59       0.55
  Nonperforming Assets / Loans & ORE                   0.52            0.56           0.58        0.73       0.73
  Allowance / Loans                                    1.38            1.39           1.37        1.40       1.40

  Allowance / Nonperforming Loans                    368.34          337.19         335.19      238.66     255.64
  Allowance / Nonperforming Assets                   263.16          245.72         235.81      191.85     190.25

  Past Due Loans over 90 days                        27,453          23,295         21,138      23,254     31,675
  As a Percentage of Loans Outstanding                 0.15            0.14           0.13        0.15       0.20

  Total Past Dues                                   109,385         129,844        109,672     111,269    146,197
  As a Percentage of Loans Outstanding                 0.61            0.76           0.67        0.70       0.92
------------------------------------------------------------------------------------------------------------------------------------


  REGULATORY CAPITAL RATIOS <f1>
  (Dollars in thousands)
                                                          --------------    -----------------      --------------
                                                           June 30, 2004    December 31, 2003       June 30, 2003
                                                          --------------    -----------------      --------------
  Tier 1 Capital                                         $   2,173,332             2,091,755           1,951,610
  Total Risk-Based Capital                                   2,721,917             2,617,814           2,472,588
  Tier 1 Capital Ratio                                            9.98  %              10.43               10.05
  Total Risk-Based Capital Ratio                                 12.49                 13.06               12.74
  Leverage Ratio                                                  9.78                 10.09                9.67
------------------------------------------------------------------------------------------------------------------------------------


<f1>June 30, 2004 information is preliminary. As noted in footnote (1) to the accompanying Balance Sheet, the purcase price allocation related to the acquisition of Trust One Bank has not been completed. For purposes of the June 30, 2004 regulatory capital calculations, we have assumed that $76.6 million of the total purchase price will be allocated to intangibles which will be disallowed for regulatory capital purposes.